Purchase Agreement

I. Preface

The Agreement is entered into by and between the following two parties:

[Cellular Biomedicine Group (Shanghai) Ltd] (hereinafter referred to as "Cellular Biomedicine Group") and [Fisher Scientific Worldwide (Shanghai) Co., Ltd.], which is a company established according to Chinese laws, with the registered address of Room 1404, 4F, Building A, No. 51, Development Building, No. 51, Rijing Road, Shanghai Waigaoqiao Free Trade Zone (hereinafter referred to as "the Supplier").

In the following text, either party of Cellular Biomedicine Group and the Supplier is referred to as "one party" or they are collectively referred to as "both parties".

Whereas: Cellular Biomedicine Group agrees to purchase the commodities and services stated in Article II hereunder from the Supplier in accordance with the provisions as specified hereunder;

Whereas: the Supplier agrees to provide commodities and services to Cellular Biomedicine Group in accordance with the provisions as specified hereunder;

Both parties hereto agree to reach an agreement as follows:

II. Commodities and Services

Name of commodities: [laboratory consumables of Cellular Biomedicine Group (Shanghai) Ltd]

Quantity: [as per order requirement within the validity of the Agreement]

Specification/supply standard, price and delivery date: [see Appendix 1 for details]

Place of delivery: [5F, Building 1, No. 333, Guiping Road]

Delivery mode: the Supplier delivers the commodities to the place of delivery

Unless otherwise specified, see Appendix I for details in the name, specification, model, quantity, quality, standard, unit price, total price, delivery time, delivery place and delivery mode of the commodities and services provided by the Supplier. The Cellular Biomedicine Group will confirm the order of the Supplier via email according to the demand quantity and time. In case of discrepancy between the commodities included hereunder and the specification in the order, the Agreement shall prevail; all commodities that are not included hereunder shall be confirmed by both parties hereto through consultation and Fisher Scientific shall supply commodities based on 25% discount of the market price. Cellular Biomedicine Group shall have the right to send a written notice to make adjustment and modification on the contents of the Agreement from time to time and such adjustment and/or modification shall come into force after fourteen (14) days after sending the notice.

III. Agreed Price

Commodities and services hereunder shall be DDP which is the RMB price at the place designated by Cellular Biomedicine Group. The total price hereunder shall be the quantity consumed by the Cellular Biomedicine Group within the validity of the Agreement *the unit price finally confirmed in the order or quotation; the unit price in the Agreement includes the prices and transportation costs of commodities and services as well as other service charges, insurance cost (if any) and all relevant taxes. The Supplier shall not charge Cellular Biomedicine Group any other payments.

IV. Payment of Agreed Price

4.1 The agreed price shall be paid based on the following provisions:

4.1.1 After the Agreement coming into effect, the Supplier shall deliver the commodities

according to the order of Cellular Biomedicine Group.

4.1.2 Within fourteen days after final acceptance by Cellular Biomedicine Group, confirmation of accepting commodities and receipt of invoice, all payments for commodities stated in the order shall be made in full.

4.2 When the Supplier delivers the commodities, it shall issue VAT invoice with corresponding amount to Cellular Biomedicine Group according to the commodities under the order.

4.3 Unless otherwise stated by both parties hereto in writing, the payment of agreed price and other payments shall be made by Cellular Biomedicine Group via bank transfer.

V. Delivery of Commodities and Services

5.1 All commodities hereunder shall be delivered to the place designated by Cellular Biomedicine Group in accordance with the mode, condition, time, place, quality and standard stated in the order by the Supplier. The Supplier shall bear all costs and expenses arising out of the delivery of commodities and services and Cellular Biomedicine Group shall not bear any liability or obligation for such costs and expenses.

5.3 Commodities and/or services inconsistent with the Agreement-performance discrepancy

5.3.1 Where the commodities or services provided by the Supplier are inconsistent with the provisions hereunder and provisions in the order (such discrepancies in specification, model, quantity, quality, standard, unit price and delivery time), or the commodities cannot meet the requirement for indicated transportation or commodities and/or services and their delivery cannot meet the laws, regulations, provisions, executive order and rules, unless there are any other remedies available, Cellular Biomedicine Group shall have the right to refuse to accept such commodities and/or services. The Supplier shall, at its own expense, remove the rejected commodities from the place of Cellular Biomedicine Group within the specified period in the written notice of Cellular Biomedicine Group (within seven days after the date when Cellular Biomedicine Group sends rejection notice for any reason).

5.3.2 In case of above rejection of commodities and/or services as stated in Article 5.3.1, Cellular Biomedicine Group shall have the right to require the Supplier providing commodities and/or services that can meet the provisions in the Agreement and order again or require the Supplier refunding the agreed price on the rejected commodities and/or services that has been paid by Cellular Biomedicine Group. And in case of any of the above circumstances, the Supplier shall bear all expenses and responsibility for the direct losses arising out hereof to Cellular Biomedicine Group, including the incurred interest, bank charge, transportation cost, insurance cost, inspection cost, storage charge and other expenses paid for custody of the rejected commodities.

5.4 Delay in delivery of commodities and/or services-delay in performance

The date of delivery of commodities and services shall be subject to the provision in Article V in the Agreement. Without the prior consent of Cellular Biomedicine Group, unless that there are other remedies available, in case of delay in delivery all or part of commodities and/or services, the Supplier shall pay the liquidated damages equal to 0.08% of such delayed commodities and/or services price for each day of delay, with the maximum amount not exceeding 5% of the total order amount.

5.5 Failure in delivery of commodities and/or services-non-performance

The Supplier shall bear the responsibility for its failure in delivery of commodities or services. In case of such circumstance, Cellular Biomedicine Group shall have the right to require the Supplier delivering commodities or services within the period separately specified by Cellular Biomedicine Group and shall have the right to require the Supplier paying liquidated damages and making compensation for any losses caused to Cellular Biomedicine Group due to its failure in delivery of commodities or services.

VI. Inspection and Acceptance

6.1 During the period from the effective date of the Agreement to the time before delivery of commodities, Cellular Biomedicine Group shall have the right to inspect the production of commodities in the place of the Supplier and inspect the raw materials used for the commodities. The Supplier shall provide reasonable approval and assistance.

6.2 Before the Supplier delivers the commodities to Cellular Biomedicine Group, the Supplier shall, at its own expense, complete all relevant inspections (including but not limited to quality inspection) in accordance with relevant Chinese laws, regulations, rules, provisions or industrial requirements and obtain relevant quality and product certificates (if any) and submit them to Cellular Biomedicine Group at the time of delivery (if any).

6.3 After delivery of commodities and/or services, Cellular Biomedicine Group shall have the right to make inspection that it considers necessary before confirmation of acceptance of commodities or services, including entrusting other professional inspection organization to complete relevant inspection procedures. Unless otherwise specified in writing, final inspection shall be made in the place designated by Cellular Biomedicine Group.

6.4 Upon inspection, Cellular Biomedicine Group shall have the right to determine whether to reject the commodities and/or services that are inconsistent with the provisions in the Agreement and/or order or that are defective and all costs or expenses arising out hereof shall be borne by the Supplier. Specific treatment shall be conducted according to the provisions in Article V.

6.5 The ownership of the commodities shall be transferred to Cellular Biomedicine Group at the time of delivery upon written confirmation of acceptance by Cellular Biomedicine Group (before that, Cellular Biomedicine Group shall bear no responsibility for any risk loss in the commodities).

VII. Modification of Agreement

Any change and modification of the Agreement shall come in to force after obtaining the written approval of the authorized personnel of Cellular Biomedicine Group and after being signed by the authorized personnel.

VIII. Term and Termination of the Agreement

8.1 The term of the Agreement shall start from Aug. 27, 2013 to Aug. 27, 2014.

8.2 In case of any of the following circumstances, Cellular Biomedicine Group shall only send a written notice to terminate the Agreement without bearing any responsibilities:

8.3.1 The Supplier is disbanded due to bankruptcy or any other reasons;

8.3.2 The Supplier's assets are confiscated, taken back or under compulsory measures due to judicial procedures;

8.3.3 The Supplier has fraudulent conducts in the terms of delivery of commodities or services.

IX. Package

The Supplier's package of the commodities shall meet the following regulations:

9.1 The commodities shall be packed in a reasonable and safety manner that can meet the characteristics.

9.2 Small commodities shall be packed firmly by packing box with proper specification. The label of each box shall be indicated with the order number of Cellular Biomedicine Group and relevant contents, name of recipient, detailed address and contact information.

9.3 The package shall be applicable to the climate and season during transportation, transportation mode of the commodities, means of transport and situations during commodities transport, storage and installation.

9.4 Where the packing materials (such as packing boxes) are required to be recycled, the Supplier

shall provide clear label on the packing boxes; otherwise, it shall be deemed as no need of recycling. The Supplier shall not collect any expense on the packing materials. Unless otherwise specified, all materials used for packing (such as packing boxes) shall be stored by Cellular Biomedicine Group and shall be possessed by Cellular Biomedicine Group.

9.5 The packing expense and other costs and expenses arising out of improper packing or reinforced packing shall be borne by the Supplier.

X. The Supplier's Responsibility

10.1 The Supplier shall perform its obligations and responsibilities hereunder in strict accordance with the agreements, and the provisions of laws, regulations and rules as stated hereunder.

10.2 The Supplier shall bear the responsibility for any loss or damage arising out of its violation of the Agreement, relevant laws, regulations and other rules to Cellular Biomedicine Group and any relevant third parties.

10.3 The Supplier shall ensure that drawings or other documents (except that they are provided by Cellular Biomedicine Group) related to commodities and/or services shall be complete and accurate. In case of any omission, negligence or error, the Supplier shall modify and/or supplement in a timely manner. Where such omission, negligence or error results in production interruption or accidents or other adverse consequences, the Supplier shall take active remedies in a timely manner and bear corresponding liability for economic compensation and other legal liabilities (if any).

10.4 The Supplier shall bear the taxes and dues for the commodities and services provided by itself in accordance with the Agreement based on Chinese laws and regulations, such as VAT, and issue corresponding official invoices to Cellular Biomedicine Group in accordance with laws, regulations and requirements of taxation department, such as VAT invoice.

10.5 The Supplier shall make a statement to Cellular Biomedicine Group that it is equipped with license, qualification and resource for providing the commodities and services hereunder and shall have the right to provide such commodities and services in accordance with law and regulations and based on the business scope as specified in the business license. When the Supplier is signing the Agreement, it shall provide a copy of latest and valid business license that passes the annual inspection to Cellular Biomedicine Group.

XI. Warranties

The Supplier assures Cellular Biomedicine Group that:

11.1 The Supplier will organize the production of commodities and delivery of services in accordance with the Agreement and the regulation in the order.

11.2 All commodities shall be provided with good quality and marketable quality and shall be free from any defect; shall meet special purpose for the sales of commodities; the Supplier shall undertake that it has a good understanding of the purposes of the commodities and shall be responsible for notifying Cellular Biomedicine Group of such purposes.

11.3 The Supplier undertakes that the warranty period of the commodities and services hereunder shall be within twelve months since the date when Cellular Biomedicine Group finally confirms the acceptance or within eighteen (18) months since the date of delivery of commodities or services (the longer shall prevail, and hereinafter referred to as "the warranty period"). During this period, the commodities and services shall be free from any defect in terms of raw materials, processes, manufacture and performance. In case of any defect or problem discovered, or any discrepancy with the provisions hereunder or any discrepancy with the law, regulations, rules or industrial standards, the Supplier shall, at its own expense, repair or replace the defective commodities within reasonable period (not later than fifteen (15) days after the date when Cellular Biomedicine Group sending the written notice for any reason) and make improvements on the defects or provide the commodities again. For the repaired or replaced commodities and the services that are improved or re-supplied, the warranty period shall last for twelve months since

the date of repair, replacement, improvement or re-supply and after the acceptance date of Cellular Biomedicine Group. The provision shall not affect any commodity or service hereunder to enjoy the warranty period that is longer than the warranty period stated in this provision in accordance with laws, regulations and rules.

11.4 The Supplier shall ensure that its delivered commodities and services shall be free from any security interest of any third party or other claim of right and shall not infringe any valid intellectual properties such as patent right, trademark right and copyright or other exclusive rights. Where the Supplier violates the provision which causes that Cellular Biomedicine Group is accused of infringement of any patent right, trademark right or copyright due to its use of such commodities or services, resulting in expenditures, losses, expenses and other responsibilities, the Supplier shall bear the liability for compensation of such expenditures, losses and expenses to Cellular Biomedicine Group (except for that caused by design and indicator provided by Cellular Biomedicine Group).

11.5 Where the Supplier fails to perform the liability of guaranty as specified in this provision, it shall pay the liquidated damages to Cellular Biomedicine Group; in case of any loss caused to Cellular Biomedicine Group, the Supplier shall make a compensation for actual losses caused to Cellular Biomedicine Group.

XII. <u>Services Provided by the Supplier in the Place of Cellular Biomedicine Group</u>

12.1 The Supplier who provides any commodity and/or service in accordance with the Agreement for any purpose shall be regarded as the supplier independent of the supplier of commodity and service of Cellular Biomedicine Group.

12.2 Where the Supplier, its employees, contractors, subcontractors, agents, shippers and/or consultants enter into the buildings and places of Cellular Biomedicine Group or its factories for the purpose of the Agreement, it shall not affect or interfere with the production and operation activities of Cellular Biomedicine Group or its factories and shall strictly follow the rules and systems of Cellular Biomedicine Group or its factories on confidentiality, safety and environmental protection.

12.3 Where the Supplier, its employees, contractors, subcontractors, agents, shippers and/or consultants cause any property damage or personal injury to Cellular Biomedicine Group or personnel of Cellular Biomedicine Group or any third party during performance of the Agreement, the Supplier shall bear the economic and legal responsibilities resulting therefrom and shall make corresponding compensation for Cellular Biomedicine Group.

12.4 Where the Supplier, its employees, contractors, subcontractors, agents, shippers and/or consultants provide services hereunder in the buildings and places of Cellular Biomedicine Group, if it causes any accident or injury to its own or the Supplier's other employees, contractors, subcontractors, shippers and/or consultants, the Supplier shall bear the responsibility. Cellular Biomedicine Group shall not pay any expense or bear any responsibility for such accident or injury.

12.5 Upon the request of Cellular Biomedicine Group, the Supplier shall require the designated personnel for the Agreement-related work (including its employees, contractors, subcontractors, agents, shippers or consultants) signing the confidentiality agreement that is accepted by Cellular Biomedicine Group.

XIII. <u>Force Majeure</u>

13.1 Where any unforeseeable, inevitable and unconquerable event, such as earthquake, typhoon, flood, fire and other natural disasters, war, riot, turmoil and strike (hereinafter referred to as "force majeure") that directly results in either party's delay in performance of any obligations hereunder, the affected party shall not be responsible for such delay to the other party, but the following conditions shall be met:

13.1.1 The party who is exempted from its performance of obligations hereunder due to force

majeure shall try its best to perform its obligations hereunder and reduce the other party's losses caused by the force majeure; and

13.1.2 The affected party shall send a notice to the other party promptly and provide the most reasonable written evidences for the force majeure when conditions permit.

13.2 Where the force majeure event lasts for more than ten weeks, Cellular Biomedicine Group shall have the right to terminate the Agreement.

XIV. Dispute Settlement

14.1 In case of any disputes on matters arising out of or in connection with the Agreement such as breach, termination or effectiveness, both parties hereto shall first settle the disputes through friendly consultation. Where no agreement is reached within thirty (30) days after either party puts forward the solution and suggestion, a lawsuit shall be filed to Shanghai People's Court.

14.2 In case of any dispute or if the dispute is under consultation or is to be settled via litigation, except for the matters in dispute, both parties hereto shall continue to enjoy other rights as specified hereunder and perform others obligations hereunder.

XV. Confidentiality

15.1 The Supplier shall ensure that itself, its employees, agents, consultants, contractor, subcontractors and shippers will keep the contents of the Agreement and information obtained from Cellular Biomedicine Group or information that are transformed or obtained due to contact with the employees of Cellular Biomedicine Group and information on working methods and places of Cellular Biomedicine Group confidential, who will not directly or indirectly use such information or disclose or transfer such information to any third party under any name.

15.2 The drawings and technical documents related to the Agreement provided by Cellular Biomedicine Group to the Supplier shall be possessed by Cellular Biomedicine Group and shall be returned to Cellular Biomedicine Group upon completion of the Agreement.

15.3 Without the prior written authorization of Cellular Biomedicine Group, all drawings, designs, plans, projects, quotations, documents, software and test results related to the Agreement shall not be used by the Supplier for its own benefits or any third party's benefits and shall not be duplicated, reproduced or communicated with a third party.

XVI. Applicable Law

The existing laws of the People's Republic of China shall be applicable to the effectiveness and interpretation of the Agreement. Where there is no corresponding provision of Chinese existing laws and regulations for a special provision in the Agreement, it shall be implemented in accordance with generally accepted international business practice.

XVII. Integral Part of the Agreement

The Agreement, its attached order and all appendixes, no matter they are mentioned or included in the Agreement in other ways, shall constitute the integral part of the Agreement and shall replace all other oral or written agreements, communications or documents related to the subject of the Agreement reached or made by both parties hereto. In case of discrepancy between the order or appendixes to the Agreement and the contents of the Agreement, the Agreement shall prevail and the order shall come into force under the condition that the Agreement comes into effect.

XXII. Miscellaneous

The Agreement is signed by the authorized representatives of Cellular Biomedicine Group and the Supplier on the signing date specified at the end of the Agreement. The Agreement is made in duplicate, with Cellular Biomedicine Group holding one copy.

[Cellular Biomedicine Group (Shanghai) Ltd] [Fisher Scientific (Shanghai) Co., Ltd.] (seal)

(seal) (Special Seal for Contractual Use)

Representative of signatory:	Representative of signatory:
Title of representative:	Title of representative: Salesman
Signed on:	Signed on: Sep. 10, 2013

Appendix 1: 2013 laboratory consumable materials list of Cellular Biomedicine Group

Class ID	Invt ID	Descr	Chinese Descr	UCM	Leading time	SlsPrice
Fisher Scientific	FIS02-671-10	HEMACYTOMETER COUNTING CHAMBER	血小板计数器	EA	In stock	1,252
Fisher Scientific	FIS02-923-11	BOTTLE ASPIR HEAVY DUTY 5L PP	大容量真空瓶	EA	30-45 days	646
Fisher Scientific	FIS19-130-5288	LABCOATSMSM 25/CS	实验服	CS	30-45 days	625
Fisher Scientific	FIS22-310-000	BG SPEC BIO6X10 3WL PRF 1000CS	灭菌袋	CS	75-150 days	869
Fisher Scientific	MB0221195	Fluid Thioglycollate Medium 8 mL Tubes	硫乙醇酸盐流体培养基	PK	45-60 days	440
Fisher Scientific	MB0221092	Trypticase Soy Broth 8 mL Tubes	胰蛋白胨大豆培养液	PK	45-60 days	440
Fisher Scientific	FIS15-059-149	THERM TRU-TEMP INCUB 18/50C	Ertco 精密温度计	EA	75-150 days	521
Fisher Scientific	FIS08-732-113	WEIGH DISH PS MEDIUM 500/CS	称量盘	CS	In stock	600
Fisher Scientific	FIS08-801	GRAM STAIN CONTROL SLIDE 50/PK	盖玻片	PK	In stock	868
Fisher Scientific	FIS14-513-94	STIR BAR DISP 25X8MM 100/CS	一次性搅拌子	CS	30-45 days	838
Fisher Scientific	FIS14-961-25	TUBE CULT DSP 10X75MM 1000/CS	一次性平端硼硅玻璃试管	CS	30-45 days	419
Fisher Scientific	FIS22-363-605	FB LP 10UL RIG YL IWP 250/CS	接种环	CS	30-45 days	369
Fisher Scientific	FIS097-200-611	FOAM CENTRIFUGE TUBE RACK 20CS	Corning 泡沫离心管试管架	CS	In stock	364
Fisher Scientific	FIS09-741-03	FLTR UTA-PES1L90M	一次性消毒组织培	CS	30-45 days	1,744

		MO.2 12CS	养过滤器			
Fisher Scientific	FIS09-741-05	FLTR UTA-PES500ML9 0D.2 12CS	一次性消毒组织培养过滤器	CS	30-45 days	1,291
Fisher Scientific	FIS12-565-22	CHAMBER SLDTCPRMA 8-CHM 16PK 269390	塑料培养小室载玻片系统	PK	90-120 days	1,090
Fisher Scientific	FIS12-566-300	MULTIDISH 4 FOR IVF, 120/CS	体外受精用培养皿	CS	90-120 days	2,900
Fisher Scientific	FISBW10-547F	HBSS W/O CA/MG/P-RED; 500ML	汉克斯平衡盐溶液	EA	75-150 days	105
Fisher Scientific	ACR207341000	All-trans-Retinoic acid, 97%	全反式维A酸	EA	In stock	291
Fisher Scientific	FIS03-405	WASH BTL 1000ML V/SPRAY	洗瓶	EA	45-60 days	217
Fisher Scientific	FIS14-206-62	FSHRBRND UNDERPAD 20X24 50/PK	吸收内垫	PK	In stock	336
Fisher Scientific	FIS15-077-14	RANGE THERMOMETER F/C	数显温度计	EA	In stock	940
Fisher Scientific	FIS15-350-50	FRZCNTD RT1.0/1.2/1.5/2.0 ML1CS	冷冻容器	CS	In stock	655
Fisher Scientific	MEKSCGP00525	Steriflip GP Filter Unit, 50 mL	真空过滤器	PK	45-60 days	1,241
Fisher Scientific	FIS19-050-550A	Fisherbrand Powder-Free NItrile Gloves with Aloe (Small)	无粉丁腈芦荟测试手套	PK	In stock	202
Fisher Scientific	MEKSLGVM33RS	0.2 m Sterile Syringe Filter (PVDF)	针式过滤器	PK	In stock	1,279
Fisher Scientific	FIS19-050-550B	GLV NTRL EXM FB ALOE MD 100/PK	无粉丁腈芦荟测试手套	PK	In stock	202
Fisher Scientific	FIS19-050-550C	Fisherbrand Powder-Free NItrile Gloves with Aloe (L)	无粉丁腈芦荟测试手套	PK	In stock	202

Fisher Scientific	FIS10-500-28	BOX CRYOVIAL STRG 1.2-2ML 24CS	枪头盒	PK	In stock	325
Fisher Scientific	FIS13-374-16	PARAFILM 2 IN X 250FT/RL	封口膜	EA	In stock	280
Fisher Scientific	CNG430282	BOTTLE 500ML, 45MM PS W/CAP S IND 1/24	500 ml 过滤系统接收瓶	CS	In stock	447
Fisher Scientific	LBS310108003	LabServ nitrile exam gloves, large, powder free, 100%latex f	LabServ 丁腈检测手套，大号，无粉，100%无乳胶，23cm 长，手掌	PK	In stock	75
Fisher Scientific	FIS45-001-751	FICOLL-PAQUE PREM 6X100 ML PK6	密度梯度液	PK	30-45 days	1,387
Fisher Scientific	FIS22-246073	ALCOHOL PREP STER 2PLY 200/PK	擦拭纸	PK	In stock	26
Fisher Scientific	FIS22-004-139	POINT LOK NDLE PROTCTN 1000/CS	针头保护器	CS	45-60 days	3,342
Fisher Scientific	4490	50ml Disposable Serological Pipettes100/case	一次性移液管	CS	In stock	536
Fisher Scientific	4489	25ml Disposable Serological Pipettes200/case	一次性移液管	CS	In stock	456
Fisher Scientific	4488	10ml Disposable Serological Pipettes200/case	一次性移液管	CS	In stock	243
Fisher Scientific	4487	5ml Disposable Serological Pipettes200/case	一次性移液管	CS	In stock	232
Fisher Scientific	430776	225ml Polypropylene Centrifuge Tubes102/case	离心管	CS	In stock	740
Fisher Scientific	430829	50ml Conical Centrifuge Tubes500/case	离心管	CS	In stock	645

Fisher Scientific	430791	15ml Conical Centrifuge Tubes500/case	离心管	CS	In stock	583
Fisher Scientific	431153	Vacuum Filter Syetem, 0.22um PES 150ml 12/case	过滤器	CS	60-75 days	466
Fisher Scientific	431096	Vacuum Filter Syetem, 0.22um PES 250ml 12/case	过滤器	CS	In stock	416
Fisher Scientific	431097	Vacuum Filter System, 0.22um PES 500ml12/case	过滤器	CS	In stock	663
Fisher Scientific	431098	Vacuum Filter System, 0.22um PES 1000ml12/case	过滤器	CS	In stock	1,028
Fisher Scientific	3471	Ultra Low Attachment 6 well plates 24/case	6 孔板	CS	20-35 days	1,179
Fisher Scientific	3815	Ultra Low Attachment T25 flasks 24/case	25 cm 低吸附斜颈培养瓶	CS	20-35 days	1,820
Fisher Scientific	3814	Ultra Low Attachment T75 flasks 24/case	75 cm 低吸附斜颈培养瓶	CS	60-75 days	2,550
Fisher Scientific	430639	Tissue Culture Treated T25 flasks, vented, canted neck200/case	25 cm 透气盖培养瓶	CS	In stock	828
Fisher Scientific	430641	Tissue Culture Treated T75 flasks, vented, canted neck200/case	75cm 透气盖培养瓶	CS	In stock	737
Fisher Scientific	430825	Tissue Culture Treated T150 flasks, vented, canted neck50/case	150cm 透气盖培养瓶	CS	In stock	672
Fisher Scientific	431082	Tissue Culture Treated T225 flasks, vented, canted neck25/case	225cm 透气盖培养瓶	CS	In stock	552
Fisher Scientific	430488	Cryogenic Vial, 2.0 ml 500/case	2.0ml 内旋冻存管	CS	In stock	724

Fisher Scientific	430656	Cryogenic Vial, 5.0ml 500/case	5.0ml 内旋冻存管	CS	In stock	975
Fisher Scientific	3005	SPATULA, ROUND END/SPOON, S, IND, 1/100	药匙	CS	60-75 days	943
Fisher Scientific	431131	VIAL, RACK, PP, NS, IND, 1/2	试管架	CS	60-75 days	235

Note: delivery time refers to the actual situation of proposed date in the Agreement and specific delivery time shall be subject to the details in order.

Appendix 2 List of Personnel in Cellular Biomedicine Group (Shanghai) Ltd that Confirm the Order

Victor Liu victor.liu@cellbiomedgroup.com

Jeffrey He jeffrey.he@cellbiomedgroup.com

西比曼采购协议
文件号：I0601A10F07PA/PC
版本：12 MAY 2006

协议号

采购协议

一、 序言

本协议由以下两方签订：

［西比曼生物科技（上海）有限公司］（下称“西比曼”），与［飞世尔实验器材（上海）有限公司］，一家根据中国法律成立、注册地址位于上海市外高桥保税区日京路51号发展大厦51号A楼第四层1404部位的公司（下称“供货方”）签订。

以下将西比曼和供货方中的任何一方简称为“一方”，双方简称为“双方”。

鉴于：西比曼同意按照本协议规定向供货方采购以下第二条所述的商品及服务；

鉴于：供货方同意根据本协议规定向西比曼提供该商品及服务；

因此，双方达成协议一致如下文：

二、 商品及服务

商品名称：［西比曼生物科技（上海）有限公司 实验室耗材］
数量：［按照协议有效期内订单要求］
规格/供应标准、价格以及交货期：［详见附件1］
交货地点：［桂平路333号1号楼5楼］
交货方式：供货方送货至交货地点

除本协议另有规定外，供货方提供的商品和服务的名称、规格、型号、数量、质量、标准、单价、总价、提供时间、提供地点和提供方式等详见附件1。西比曼公司根据需求的数量和时间，采用邮件方式确认供货方订单。本协议中包含的商品与订单规定不一致的，以本协议为准；本合同未包含的商品，经双方协商确定，飞世尔根据其市场价格的75折供货。西比曼有权经书面通知对该协议内容不时予以调整和修改，该调整和/或修改在通知之日起（14）日后生效。

三、 协议价格

本协议项下的商品及服务的价格为DDP西比曼指定地点人民币价格。协议总价根据西比曼公司在协议有效期内使用的数量乘以订单或报价单最终确定的单价而定，协议单价包括商品及服务的价格、运输费，其它服务费用、保险费（如有）及所有相关的税费等。供货方不应另外向西比曼收取任何其它款项。

四、 协议价格的支付

4.1 协议价格的支付应依据以下规定进行：

4.1.1 本协议生效后，供货方根据西比曼的订单送货。

4.1.2 经西比曼最终验收、确认接受商品及收到发票后的14日内，支付订单总额的全部货款。

4.2 供货方送货的同时应根据订单项下货物向西比曼出具相应金额的增值税发票。

4.3 除非双方另外书面约定，协议价格及其它任何款项的支付将由西比曼选择以银行转账的形式完成。

五、 商品的交付和服务的提供

5.1 本协议项下的商品应由供货方按照订单中规定的方式、条件、时间、地点，质量和标准运送交付至西比曼指定的地点。供货方应承担交付商品及提供服务所发生和引起的一切费用和开支，西比曼不应对此承担任何责任或义务。

5.3 与协议不符的商品和/或服务-履行不符

5.3.1 如供货方提供的商品或服务与本协议及订单的规定不符（如规格、型号、数量、质量、标准、单价、提供时间不符等），或商品违反指示运输，或商品和/或服务及其提供违反任何法律法规、规

定、行政指令、规则等，除可采用其它补救方式外，西比曼可以拒绝接受商品和/或服务。供货方应自负费用在西比曼书面通知的期限内（无论何种原因应不迟于西比曼发出拒收通知之日起七日内）将该等被拒收的商品搬离西比曼处。

5.3.2 在根据上述第5.3.1条规定拒收商品和/或服务的情况下，西比曼可选择要求供货方重新提供符合本协议及订单规定的商品和/或服务，或要求供货方退回西比曼已经支付的有关拒收商品和/或服务的协议价格，并且在任何一种选择下都应当承担西比曼由此引起的一切费用和直接损失，包括产生的利息、银行费用、运费、保险费、检验费、仓储费及其它为看管拒收商品而支出的费用。

5.4 迟延交付商品和/或提供服务-迟延履行

商品交付及服务提供的日期应根据本协议第五条的规定进行，没有西比曼的事先同意，除可采用其它补救方式外，供货方迟延或部分迟延交货和/或提供服务的，每延迟一天按延迟履行的商品和/或服务价格的0.08%计算支付，最多不超过总订单金额的5%。

5.5 不交付商品和/或不提供服务-不履行

供货方应对其任何到期不交付商品或不提供服务的行为负责。发生该情形时，西比曼有权要求供货方在西比曼另外限定的期限内交付商品或提供服务，并有权要求供货方支付违约金并就其不交货或不提供服务而使西比曼遭受的任何损失进行赔偿。

六、检验及接受

6.1 本协议生效后至商品交付前的任何时间，西比曼有权要求到供货方的场所检查商品的生产，检验商品所用的原料等。供货方应给予合理的同意和协助。

6.2 供货方在将商品交付给西比曼之前，应根据中国有关法律、法规、规章、规定或行业的要求自负费用完成有关的检验（包括但不限于质量检验），取得相关的质量、产品证明（如有），并在交付时一并提交给西比曼（如有）。

6.3 商品交付和/或服务提供后，西比曼有权在确认接受商品或服务之前，进行任何其认为必要的检验，包括委托其它专业检验机构完成相关的检验手续。除非另有书面约定，最后检验在西比曼指定的地点进行。

6.4 经检验，西比曼有权决定是否拒收与本协议和/或订单规定不符或有缺陷的商品和/或服务，发生的费用或开支由供货方承担，具体按照本协议第五条规定处理。

6.5 商品的所有权自交付并经西比曼书面确认接受时起转移给西比曼享有（在此之前西比曼不对商品的任何风险损失承担任何责任）。

七、 协议的修改

有关本协议的任何变更及修改都必须经西比曼的授权人书面认可并签字后方能生效。

八、 协议的期限和终止

8.1 本协议的期限自2013年08月27日至2014年08月27日。

8.2 发生下列情形之一，西比曼仅须发出书面通知即可立即终止本协议而不应承担任何责任：

8.3.1 如供货方破产或因任何原因而被解散；
8.3.2 供货方因司法程序而财产被没收、收回或被采取强制措施；
8.3.3 供货方在提供商品或服务方面存有任何欺诈行为。

九、 包装

供货方对商品的包装应符合下述规定：

9.1 商品应采用适合其特性的合理、安全包装。

9.2 小型商品应采用适当规格的包装箱牢固地包装。每只箱子的标签上应注明西比曼的订单号码及其相关内容、收件人名称、详细地址及联络方式等。

9.3 包装应适合商品在运输途中的气候、季节、商品的运输方式、运输工具、商品在运输、存放及安装时可能遇到的情况。

9.4 如果包装材料（如包装箱等）需要回收，供货方应在包装箱上作出明确标示，否则视为无需回收，供货方不应就包装材料收取费用。除非另有规定，所有用于包装的物品（如包装箱等）由西比曼保存，并归西比曼所有。

9.5 包装的费用，以及因包装不当重新包装或加固包装等引起的费用和开支应由供货方承担。

十、 供货方责任

10.1 供货方应严格按照本协议约定及法律、法规、规章等规定履行其在本协议项下的义务和责任。

10.2 供货方向西比曼及任何相关第三方承担因供货方违反本协议、有关法律、法规及其它规定所导致的任何损失和损害。

10.3 供货方应保证与商品及服务有关的图纸或其它任何文件（由西比曼提供的除外）是正确的、完整的，对于存在遗漏、疏忽或错误的，供货方应及时予以修改和/或补充。如任何遗漏、疏忽或错误造成西比曼生产中断或引起事故或其它不利后果时，供货方应及时积极采取补救措施，并应承担有关的经济赔偿责任和其它法律责任（如有）。

10.4 供货方应按照中国法律、法规规定承担其根据本协议提供商品和服务应当承担的税费，如增值税等，并根据法律、法规规定及税务部门的要求向西比曼出具相应的正式发票，如增值税发票等。

10.5 供货方向西比曼声明，其具备提供本协议项下的商品和服务的许可、资质和资源，有权按照法律、法规的规定、根据其营业执照规定的营业范围提供该等商品和服务。供货方在签订本协议的同时，应向西比曼提供一份其通过年检的最新有效营业执照复印件。

十一、保证

供货方向西比曼保证：

11.1 供货方将按照本协议及订单的规定组织商品生产和提供服务。

11.2 所有商品应具有良好的质量和可销售的品质，不存在缺陷，并符合商品出售的特定用途，供货方应承认对该用途明确了解，并负责将该用途告知西比曼。

11.3 供货方保证，本协议项下的商品及服务的质量保证期为自西比曼最终确认接受之日起十二个月内或商品交付或服务提供之日起十八（18）个月内（以时间长者为准）（以下简称“保证期”）。在此期间内，商品及服务在原料、工艺、制造、性能等方面不存在任何缺陷。如果发现任何缺陷或问题，或发现与本协议规定不符，或与法律、法规规定或行业标准不符，供货方应自负费用在合理期限（但不论何种原因应不迟于西比曼书面通知之日起十五（15）日）内对缺陷商品予以修理或更换，对缺陷服务进行改善或重新提供。对于被修理或被更换的商品，以及被改善或重新提供的服务，其保证期为自修理或更换、改善或重新提供完毕并经西比曼检验接受之日起十二个月的期间。本条规定不影响本协议项下的任何商品或服务根据法律、法规、规章规定或行业要求享有比本条规定的保证期间更长的保证期。

11.4 供货方应保证其交付的任何商品及提供的服务应免于任何第三方的任何担保权益或其它权利要求，也不侵犯任何有效的专利权、商标权、版权等知识产权或任何其它的专有权利。如果供货方违反本条规定导致西比曼因使用商品或服务而被指控侵犯了任何专利权、商标权或版权，因而发生有关支出、损失、费用和其它责

任，供货方应对西比曼该等支出、损失、费用及责任承担补偿责任（但因西比曼提供的设计、指令引起的除外）。

11.5 如果供货方未能履行本条规定的保证责任，应向西比曼支付违约金，如造成西比曼损失的，应就西比曼遭受的实际损失进行赔偿。

十二、供货方在西比曼所属场所内提供的服务

12.1 供货方根据本协议提供任何商品和/或提供任何服务不论为何目的都应被认为是独立于西比曼的商品和服务的供应商。

12.2 当供货方本人、其雇员、承包商、分包商、代理人、运输商和/或顾问为履行本协议的目的进入西比曼或其任何工厂的建筑、场所时，其不应影响、干涉西比曼或其任何工厂的生产经营活动，并应严格遵守西比曼或其任何工厂的保密、安全、环境保护等规章制度。

12.3 如供货方本人、其雇员、承包商、分包商、代理人、运输商或顾问在履行本协议过程中对西比曼或西比曼一方人员或任何第三方造成任何财产或人身损害和伤害时，供货方应承担由此产生的经济和法律责任，并应对西比曼进行相应的补偿和赔偿。

12.4 当供货方本人、其雇员、承包商、分包商、运输商、代理人或顾问在西比曼的建筑、场所内提供本协议项下的服务时，如果其对其自身、或供货方的其他雇员、承包商、分包商、运输商、代理人或顾问造成任何事故、伤害时，供货方应对此负责。西比曼不应为此支出任何费用或承担任何责任。

12.5 经西比曼要求，供货方应要求被指定为与本协议有关的工作的其一方人员（包括其雇员、承包商、分包商、代理人、运输商或顾问）签署为西比曼所接受的保密协议。

十三、不可抗力

13.1 由于不可遇见、不可避免、其后果不可克服的事件，如地震、台风、洪水、火灾和其它自然灾害，战争、暴动、动乱、罢工等（不可抗力事件），直接造成任何一方迟延履行本协议项下的任何义务，遭受不可抗力的一方不因该迟延向另一方负责，但须符合下列条件：

13.1.1 因不可抗力事件而免除及时履行其在本协议项下的义务的一方应尽最大努力来履行其在本协议项下的义务和减少另一方因不可抗力事件而遭受的损失；并且

13.1.2 遭受不可抗力事件的一方应立即通知对方并应在条件允许的情况下提供有关不可抗力最合理的书面文件。

13.2 如不可抗力持续10周以上，西比曼有权解除本协议。

十四、争议解决

14.1 双方就因本协议发生的或与本协议有关的事项，包括违约、终止或效力产生争议时，双方应首先进行友好地协商。如在一方提出解决方案和建议的三十（30）日内不能协商解决，应提交上海人民法院诉讼解决。

14.2 当任何争议发生时或该争议处于协商或提交诉讼解决时，除争议事项外，双方应继续享有本协议规定的其它权利，履行本协议规定的其它义务。

十五、保密

15.1 供货方应保证其本人、其雇员、代理人、顾问、承包商、分包商和运输商对本协议各方面内容以及因本协议及其履行而从西比曼得到的任何信息、或与西比曼员工接触而传送或获得的任何信息，以及有关西比曼的工作方法及场所等任何信息进行严格保密，不会直接或间接地使用该等信息，或以任何名义和方式汇报或转达给任何第三方。

15.2 西比曼提供给供货方的与本协议有关的图纸和技术文件为西比曼财产，本协议履行完毕后应归还给西比曼。

15.3 未经西比曼的事先书面授权，所有与本协议有关的图纸、设计、计划、项目、报价、文件、软件、实验结果等材料，供货方不得为自己的利益或任何第三方的利益而使用，无论是复制、再生产或与第三方交流。

十六、适用法律

本协议的效力及解释适用中华人民共和国现行的法律。如对于本协议中某一特定条款，在中国现行法律、法规中无相应规定时，则按普遍公认的国际商务惯例来实行。

十七、协议整体

本协议，本协议所附的订单及其所有附件，无论是被提及还是以其它方式包含在本协议中的，构成本协议的全部并取代双方间关于本协议主题的所有其它口头或书面协议，通讯或文件。如本协议的订单或附件与本协议内容有任何歧义的，以本协议为准，订单的生效以本协议生效为前提。

二十二、其他

本协议由西比曼和供货方的授权代表于本协议末尾规定的日期签署。本协议正本一式两份份，西比曼保留一份。

［西比曼生物科技（上海）有限公司］ （签章） 供货方：［飞世尔实验器材（上海）有限公司］（签章）

签署代表：	签署代表：王浩平
代表职务：	代表职务：销售
签署日期：	签署日期：2013.9.10

附件1：2013年西比曼实验室耗材清单

ClassID	InvtID	Descr	Chinese Descr	UOM	Leading time	SlsPrice
Fisher Scientific	FIS02-671-10	HEMACYTOMETER COUNTING CHAMBER	血小板计数器	EA	In stock	1,252
Fisher Scientific	FIS02-923-11	BOTTLE ASPIR HEAVY DUTY 5L PP	大容量真空瓶	EA	30-45 days	646
Fisher Scientific	FIS19-130-5288	LABCOATSMSM25/CS	实验服	CS	30-45 days	625
Fisher Scientific	FIS22-310-000	BG SPEC BIO6X10 3WL PRF 1000CS	灭菌袋	CS	75-150 days	869
Fisher Scientific	MB0221195	Fluid Thioglycollate Medium 8 mL Tubes	硫乙醇酸盐流体培养基	PK	45-60 days	440
Fisher Scientific	MB0221092	Trypticase Soy Broth 8 mL Tubes	胰蛋白胨大豆培养液	PK	45-60 days	440
Fisher Scientific	FIS15-059-149	THERM TRU-TEMP INCUB 18/50C	Ertco 精密温度计	EA	75-150 days	521
Fisher Scientific	FIS08-732-113	WEIGH DISH PS MEDIUM 500/CS	称量盘	CS	In stock	600
Fisher Scientific	FIS08-801	GRAM STAIN CONTROL SLIDE 50/PK	盖玻片	PK	In stock	868
Fisher Scientific	FIS14-513-94	STIR BAR DISP 25X8MM 100/CS	一次性搅拌子	CS	30-45 days	838
Fisher Scientific	FIS14-961-25	TUBE CULT DSP 10X75MM 1000/CS	一次性平端硼硅玻璃试管	CS	30-45 days	419
Fisher Scientific	FIS22-363-605	FB LP 10UL RIG YL IWP 250/CS	接种环	CS	30-45 days	369
Fisher Scientific	FIS07-200-611	FOAM CENTRIFUGE TUBE RACK 20CS	Corning 泡沫离心管试管架	CS	In stock	364
Fisher Scientific	FIS09-741-03	FLTR UTA-PES1L90MM0.2 12CS	一次性消毒组织培养过滤器	CS	30-45 days	1,744
Fisher Scientific	FIS09-741-05	FLTR UTA-PES500ML90D.2 12CS	一次性消毒组织培养过滤器	CS	30-45 days	1,291
Fisher Scientific	FIS12-565-22	CHAMBER SLDTCPRMA 8-CHM 16PK 269390	塑料培养小室载玻片系统	PK	90-120 days	1,090
Fisher Scientific	FIS12-566-300	MULTIDISH 4 FOR IVF, 120/CS	体外受精用培养皿	CS	90-120 days	2,900
Fisher Scientific	FISBW10-547F	HBSS W/O CA/MG/P-RED; 500ML	汉克斯平衡盐溶液	EA	75-150 days	105
Fisher Scientific	ACR207341000	all-trans-Retinoic acid, 97%	全反式维A酸	EA	In stock	291
Fisher Scientific	FIS03-405	WASH BTL 1000ML W/SPRAY	洗瓶	EA	45-60 days	217
Fisher Scientific	FIS14-206-62	FSHRBRND UNDERPAD 20X24 50/PK	吸收内垫	PK	In stock	336
Fisher Scientific	FIS15-077-14	RANGE THERMOMETER F/C	数显温度计	EA	In stock	940
Fisher Scientific	FIS15-350-50	FRZCNTD RT1.0/1.2/1.5/2.0ML1CS	冷冻容器	CS	In stock	655
Fisher Scientific	MEKSCGP00525	Steriflip GP Filter Unit, 50 mL	真空过滤器	PK	45-60 days	1,241
Fisher Scientific	FIS19-050-550A	Fisherbrand Powder-Free Nitrile Gloves with Aloe (Small)	无粉丁腈芦荟测试手套	PK	In stock	202
Fisher	MEKSLGVM33RS	0.2 m Sterile Syringe Filter	针式过滤器	PK	In stock	1,279

协议号

Scientific		(PVDF)				
Fisher Scientific	FIS19-050-550B	GLV NTRL EXM FB ALOE MD 100/PK	无粉丁腈芦荟测试手套	PK	In stock	202
Fisher Scientific	FIS19-050-550C	Fisherbrand Powder-Free NItrile Gloves with Aloe (L)	无粉丁腈芦荟测试手套	PK	In stock	202
Fisher Scientific	FIS10-500-28	BOX CRYOVIAL STRG 1.2-2ML 24CS	枪头盒	PK	In stock	325
Fisher Scientific	FIS13-374-16	PARAFILM 2 IN X 250FT/RL	封口膜	EA	In stock	280
Fisher Scientific	CNG430282	BOTTLE 500ML .45MM PS W/CAP S IND 1/24	500 ml 过滤系统接收瓶	CS	In stock	447
Fisher Scientific	LBS310108003	LabServ nitrile exam gloves, large, powder free, 100%latex f	LabServ 丁腈检测手套，大号，无粉，100%无乳胶，23cm 长，手掌	PK	In stock	75
Fisher Scientific	FIS45-001-751	FICOLL-PAQUE PREM 6X100 ML PK6	密度梯度液	PK	30-45 days	1,387
Fisher Scientific	FIS22-246073	ALCOHOL PREP STER 2PLY 200/PK	擦拭纸	PK	In stock	26
Fisher Scientific	FIS22-004-139	POINT LOK NDLE PROTCTN 1000/CS	针头保护器	CS	45-60 days	3,342
Fisher Scientific	4490	50ml Disposable Serological Pipettes100/case	一次性移液管	CS	In stock	536
Fisher Scientific	4489	25ml Disposable Serological Pipettes200/case	一次性移液管	CS	In stock	456
Fisher Scientific	4488	10ml Disposable Serological Pipettes200/case	一次性移液管	CS	In stock	243
Fisher Scientific	4487	5ml Disposable Serological Pipettes200/case	一次性移液管	CS	In stock	232
Fisher Scientific	430776	225ml Polypropylene Centrifuge Tubes102/case	离心管	CS	In stock	740
Fisher Scientific	430829	50ml Conical Centrifuge Tubes500/case	离心管	CS	In stock	645
Fisher Scientific	430791	15ml Conical Centrifuge Tubes500/case	离心管	CS	In stock	583
Fisher Scientific	431153	Vacuum Filter System, 0.22um PES 150ml 12/case	过滤器	CS	60-75 days	466
Fisher Scientific	431096	Vacuum Filter System, 0.22um PES 250ml12/case	过滤器	CS	In stock	416
Fisher Scientific	431097	Vacuum Filter System, 0.22um PES 500ml12/case	过滤器	CS	In stock	663
Fisher Scientific	431098	Vacuum Filter System, 0.22um PES 1000ml12/case	过滤器	CS	In stock	1,028
Fisher Scientific	3471	Ultra Low Attachment 6 well plates24/case	6 孔板	CS	20-35 days	1,179
Fisher Scientific	3815	Ultra Low Attachment T25 flasks24/case	25cm 低吸附斜颈培养瓶	CS	20-35 days	1,820
Fisher Scientific	3814	Ultra Low Attachment T75 flasks24/case	75cm 低吸附斜颈培养瓶	CS	60-75 days	2,550
Fisher Scientific	430639	Tissue Culture Treated T25 flasks, vented, canted neck200/case	25 cm 透气盖培养瓶	CS	In stock	828
Fisher Scientific	430641	Tissue Culture Treated T75 flasks, vented, canted neck100/case	75 cm 透气盖培养瓶	CS	In stock	737

协议号

Fisher Scientific	430825	Tissue Culture Treated T150 flasks, vented, angled neck50/case	150 cm 透气盖培养瓶	CS	In stock	672
Fisher Scientific	431082	Tissue Culture Treated T225 flasks, vented, angled neck25/case	225 cm 透气盖培养瓶	CS	In stock	552
Fisher Scientific	430488	Cryogenic Vial, 2.0ml500/case	2.0 ml 内旋冻存管	CS	In stock	724
Fisher Scientific	430656	Cryogenic Vial, 5.0ml500/case	5.0 ml 内旋冻存管	CS	In stock	975
Fisher Scientific	3005	SPATULA, ROUND END/SPOON, S, IND, 1/100	药匙	CS	60-75 days	943
Fisher Scientific	431131	VIAL RACK, PP, NS, IND, 1/2	试管架	CS	60-75 days	235

注：货期为协议拟定日的实时情况，具体货期以订单详情为准。

附件2 西比曼生物科技（上海）有限公司确认订单人员名单

Victor Liu victor.liu@cellbiomedgroup.com
Jeffrey He jeffrey.he@cellbiomedgroup.com